================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2003

                              --------------------

                         Kewaunee Scientific Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                       0-5286                 38-0715562
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)            Number)            Identification No.)


                             2700 West Front Street
                              Statesville, NC 28677
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (704) 873-7202

                                       N/A

          (Former name or former address, if changed since last report)

                              --------------------

================================================================================

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number    Description of Exhibit
    --------------    ----------------------
        99.1          Press Release, dated June 4, 2003, of Kewaunee Scientific
                      Corporation, announcing its fiscal year and fourth quarter earnings.

Item 9.  Regulation FD Disclosure (Information is Being Provided Under Item 12).

On June 4, 2003, Kewaunee Scientific Corporation (the "Company") issued a Press Release announcing its fiscal year and fourth quarter earnings. The Press Release is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 to this report contains information regarding certain non-recurring charges incurred by the Company. For comparative purposes, following the disclosure of certain financial measures in Exhibit 99.1 which include the applicable non-recurring charges, the Company has reported the same financial measures which exclude the applicable non-recurring charges, such additional information constituting a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company has included this additional information because it believes that the disclosure of such information which excludes the non-recurring charges is a better measure of the Company's performance during the periods reported and is more useful for comparing the Company's results of operations to prior periods.

The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    Page - 1

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2003

                                    Kewaunee Scientific Corporation




                                    By: /s/ D. Michael Parker
                                       ------------------------------------
                                         D. Michael Parker
                                         Senior Vice President, Finance and
                                         Chief Financial Officer

                                    Page - 2